SUPPLEMENT DATED JULY 1, 2004 TO THE LOOMIS SAYLES INSTITUTIONAL FUNDS AND
  RETAIL FUNDS STATEMENTS OF ADDITIONAL INFORMATION FOR LOOMIS SAYLES FUNDS I
            AND LOOMIS SAYLES FUNDS II, EACH DATED FEBRUARY 1, 2004,
                  EACH AS MAY BE SUPPLEMENTED FROM TIME TO TIME

EFFECTIVE JULY 1, 2004, THE SECOND PARAGRAPH IN THE SECTION ENTITLED "MANAGEMENT OF THE TRUSTS; TRUSTEE FEES" IS REPLACED WITH THE FOLLOWING TEXT:

     Each Independent Trustee receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attends. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each Committee member is compensated $3,750 per Committee meeting that he or she attends. These fees are allocated among the mutual fund portfolios in the CDC Nvest and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. In addition, for oversight of the AEW Real Estate Income Fund each Trustee receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $2,000 fee) at the annual rate of $1,000. The retainer fees for the AEW Real Estate Income Fund assume four Committee meetings per year. Each Trustee is compensated $200 per Committee meeting that he or she attends in excess of four per year.


                                                                    LSSAI02-0704

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                    LOOMIS SAYLES CORE PLUS FIXED INCOME FUND

      Supplement dated July 1, 2004, to Loomis Sayles Funds I Institutional
                Funds Prospectus, dated February 1, 2004, as may
                       be supplemented from time to time.

On June 28, 2004 the Loomis Sayles Core Plus Fixed Income Fund was liquidated.

The Loomis Sayles Core Plus Fixed Income Fund no longer exists and as a result is not available for purchase or exchange.


                                                                   M-LSSP09-0704